Exhibit 99.1

EXECUTION VERSION

CHARTER COMMUNICATIONS OPERATING, LLC

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

$1,600,000,000 2.800% Senior SECURED NOTES DUE 2031

$1,400,000,000 3.700% Senior SECURED NOTES DUE 2051

UNDERWRITING AGREEMENT

Dated April 14, 2020

April 14, 2020

BofA Securities, Inc.

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

As representatives of the Underwriters named in Schedule I hereto

c/o BofA Securities, Inc.

One Bryant Park

New York, NY 10036

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10017

c/o Morgan Stanley & Co. LLC

1585 Broadway Avenue

New York, New York 10036

Ladies and Gentlemen:

Charter Communications Operating, LLC, a Delaware limited liability company (the “Company”), and Charter Communications Operating Capital Corp., a Delaware corporation (“CCO Capital” and, together with the Company, the “Issuers”), propose, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule I hereto (the “Underwriters”) (i) an aggregate of $1,600,000,000 principal amount of 2.800% Senior Secured Notes due 2031 (the “2031 Notes”) and (ii) an aggregate of $1,400,000,000 principal amount of 3.700% Senior Secured Notes due 2051 (the “2051 Notes” and, together with the 2031 Notes, the “Notes”). BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC have agreed to act as representatives (the “Representatives”) on behalf of the several Underwriters. The Notes will be issued pursuant to that certain Indenture dated as of July 23, 2015 (the “Base Indenture”) among the Issuers and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), as supplemented by the sixteenth supplemental indenture to be dated as of April 17, 2020 (the “Closing Date”) (the “Sixteenth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) among the Issuers, the Guarantors (as defined below), the Trustee and the Collateral Agent. CCO Holdings, LLC, a Delaware limited liability company (the “Parent Guarantor”) and each subsidiary of the Company (other than CCO Capital) that is a guarantor under the Company’s Amended and Restated Credit Agreement, dated as of April 26, 2019, as amended as of October 24, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified (the “Credit Agreement”) (which, as of the date hereof, are the subsidiaries listed on Schedule II hereto) (together with the Parent Guarantor, the “Guarantors”) will guarantee (the “Guarantees” and, together with the Notes, the “Securities”) the obligations of the Issuers under the Indenture.

The Issuers and the Guarantors have prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement on Form S-3 (File No. 333-222241), as amended, including a prospectus (the “Base Prospectus”). The Issuers have also filed, or propose to file, with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement relating to the Securities (the “Prospectus Supplement”). Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with the confirmation of sales of the Securities and the term “Preliminary Prospectus” means the preliminary prospectus supplement dated April 14, 2020 specifically relating to the Securities together with the Base Prospectus. Any reference in this Agreement to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Base Prospectus, Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

Pursuant to the Security Documents, the Securities will be secured by a first priority lien on the Collateral (as defined in the Time of Sale Information (as defined below)), subject to certain exceptions and otherwise in accordance with the terms of the Indenture and the Security Documents. The Notes will have the benefit of certain security as provided in the Security Documents. The rights of the holders of the Notes with respect to the Collateral shall be further governed by the Intercreditor Agreement dated as of May 18, 2016 among the Company, the other grantors party thereto, the Collateral Agent and the collateral agent for the lenders under the Credit Agreement (the “Intercreditor Agreement”).

At or prior to the time when sales of the Securities were first made on April 14, 2020 at 5:45 p.m. New York City time (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Prospectus and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto, if any, as constituting part of the Time of Sale Information.

This Agreement, the Securities, the Indenture (including the Guarantees), the Security Documents (as defined in the Time of Sale Information), the Intercreditor Agreement and the related agreements and instruments to which the Issuers, the Guarantors or any of their respective subsidiaries is a signatory are referred to herein as the “Transaction Documents.”

1.                   Representations and Warranties of the Issuers and the Guarantors. Each of the Issuers and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

(a)                No order preventing or suspending the use of the Preliminary Prospectus has been issued by the Commission, and the Preliminary Prospectus, as of its date, the Time of Sale Information, at the Time of Sale and at the Time of Delivery, and the Prospectus, as of its date and at the Time of Delivery, and any amendments or supplements thereto do not and will not contain an untrue statement of a material fact required to be stated therein or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriters furnished in writing to the Issuers by or on behalf of an Underwriter through BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC expressly for use in the Preliminary Prospectus, the Time of Sale Information or the Prospectus. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom;

(b)                None of the Issuers or any of the Guarantors (including their respective agents and representatives, other than the Underwriters in their capacity as such) has prepared, made, used, authorized, approved or referred to and none of the Issuers or any of the Guarantors will prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuers, the Guarantors or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto, which constitute part of the Time of Sale Information, and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Time of Sale Information, did not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers or the Guarantors in writing by such Underwriter through BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC expressly for use in any Issuer Free Writing Prospectus.  The Time of Sale Information, did not, and at the Time of Delivery, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation and warranty with respect to any statements or omissions made in the Time of Sale Information in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers by such Underwriter through BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC expressly for use in the Time of Sale Information.

(c)                The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Issuers or any of their affiliates. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Guarantors, the Issuers or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Time of Delivery, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Issuers and the Guarantors make no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto;

(d)                None of the Issuers, the Guarantors or any of their respective subsidiaries has sustained since the date of the latest respective audited financial statements included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus; and, since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Information and the Prospectus, there has not been any change in the capital stock, limited liability company interests or partnership interests, as the case may be, or long-term debt of the Issuers, the Guarantors or any of their respective subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members’ or stockholders’ equity or results of operations of the Issuers, the Guarantors and their respective subsidiaries, taken as a whole, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus;

(e)                Each of the Issuers, the Guarantors and their respective subsidiaries has good and valid title to all personal property owned by it or reflected as owned by it in the financial statements included in each of the Registration Statement, the Time of Sale Information and the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Registration Statement, the Time of Sale Information and the Prospectus or except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Issuers, the Guarantors and their respective subsidiaries; and any real property and buildings held under lease by the Issuers, the Guarantors and their respective subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Issuers, the Guarantors and their respective subsidiaries;

(f)                 Each of the Issuers, the Guarantors and their respective subsidiaries has been duly formed or incorporated, as the case may be, and is validly existing as a limited liability company or corporation, as the case may be, under the laws of the state of its incorporation or formation, as applicable, and has been duly qualified as a foreign corporation or limited liability company, as the case may be, for the transaction of business in and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and is not subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except such as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, members’ or stockholders’ equity or results of operations of the Issuers, the Guarantors and their respective subsidiaries, taken as a whole (a “Material Adverse Effect”);

(g)                All the outstanding ownership interests of the Issuers and the Guarantors have been duly and validly authorized and issued and are fully paid and non-assessable; and all the outstanding capital stock, limited liability company interests or partnership interests, as the case may be, of each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Parent Guarantor (each a “Significant Subsidiary”) have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Time of Sale Information and the Prospectus) are owned directly or indirectly by the Parent Guarantor, as applicable, free and clear of all liens, encumbrances, equities or claims other than the liens securing the Credit Agreement;

(h)                This Agreement has been duly authorized, executed and delivered by each of the Issuers and the Guarantors;

(i)                 Each of the Issuers and the Guarantors has all necessary corporate, limited liability company or limited partnership power and authority, as appropriate, to execute and deliver this Agreement, and to perform all of its obligations hereunder;

(j)                 Each of the Issuers and the Guarantors has taken all necessary limited liability company action, limited partnership action or corporate action to authorize the issuance of the Securities and the Guarantees, as applicable, and the execution, delivery and performance of this Agreement and the Indenture;

(k)                The Securities have been duly authorized and, when executed by the Issuers and authenticated by the Trustee in accordance with the provisions of the Indenture and when delivered to, and paid for, by the Underwriters in accordance with the terms of this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuers enforceable against them in accordance with the terms of the Indenture, and will be entitled to the benefits of the Indenture, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(l)                 The Base Indenture, as supplemented by the Sixteenth Supplemental Indenture has been duly authorized by the Issuers and the Guarantors, and when the Sixteenth Supplemental Indenture is executed and delivered by the Issuers and the Guarantors (assuming the due authorization, execution and delivery thereof by the Trustee and the Collateral Agent), the Indenture will constitute a valid and legally binding instrument, enforceable against the Issuers and the Guarantors in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Indenture meets the requirements for qualification under the Trust Indenture Act; and the Indenture conforms or will conform, as applicable, in all material respects to the descriptions thereof in the Time of Sale Information and the Prospectus;

(m)               The documents or sections of documents incorporated by reference into each of the Registration Statement, the Time of Sale Information and the Prospectus complied, as of the Time of Sale, in all material respects with all applicable requirements of the Securities Act and the Exchange Act and when read together with the Time of Sale Information and the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(n)                The Guarantees have been duly authorized by the Guarantors and, upon execution of the Indenture by the Guarantors and when the Notes have been duly executed, authenticated and delivered as provided in the Indenture and paid for as provided herein, will constitute a valid and legally binding obligation of the Guarantors in accordance with their terms, enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights, and to general equity principles;

(o)                None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

(p)                Prior to the date hereof, none of the Issuers, the Guarantors or any of their respective affiliates has taken any action which is designed to or which has constituted or which would have reasonably been expected to cause or result in stabilization or manipulation of the price of any security of any such persons in connection with the offering of the Securities;

(q)                The issue and sale of the Securities and, to the extent applicable, the compliance by the Issuers and the Guarantors with all provisions of each of the Transaction Documents, including those described under the caption “Description of Notes” in the Time of Sale Information and the Prospectus and the consummation of the transactions herein and therein contemplated (including the granting of the security interest pursuant to the Security Documents) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which the Issuers, the Guarantors or any of their respective subsidiaries is a party or by which the Issuers, the Guarantors or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuers, the Guarantors or any of their respective subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuers, the Guarantors or any of their respective subsidiaries or any of their properties, including, without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996 (collectively, the “Cable Acts”) or any order, rule or regulation of the Federal Communications Commission (the “FCC”), except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, have a Material Adverse Effect and would not have the effect of preventing the Issuers or the Guarantors from performing any of their respective obligations under this Agreement or any of the other Transaction Documents to which they are, or are to be, a party; nor will such action result in any violation of the certificate of formation or limited partnership, as applicable, or limited liability company agreement or limited partnership agreement, as applicable, of the Company or the Guarantors or the certificate of incorporation or bylaws of CCO Capital; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including, without limitation, under the Cable Acts or any order, rule or regulation of the FCC, for the issue and sale of the Securities or the consummation by the Issuers or the Guarantors of the transactions contemplated in this paragraph (q), except (i) such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained and (ii) such as may be required under state or foreign securities laws in connection with the purchase and resale of the Securities by the Underwriters;

(r)                 None of the Issuers, the Guarantors or any of their respective subsidiaries is (i) in violation of its certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement or other organizational document, as the case may be, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of the terms of any franchise agreement, or any law, statute, rule or regulation or any judgment, decree or order, in any such case, of any court or governmental or regulatory agency or other body having jurisdiction over the Issuers, the Guarantors or any of their respective subsidiaries or any of their properties or assets, including, without limitation, the Cable Acts or any order, rule or regulation of the FCC, except, in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have a Material Adverse Effect;

(s)                The statements set forth under the caption “Description of Notes” in the Time of Sale Information and the Prospectus, insofar as they purport to constitute a summary of the terms of the Securities and the Indenture and under the captions “Risk Factors,” “Description of Certain Indebtedness” and “Certain United States Federal Income Tax Consequences” in the Time of Sale Information and the Prospectus insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein, are accurate in all material respects;

(t)                 Other than as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending (including, without limitation, by the FCC or any franchising authority) to which the Issuers, the Guarantors or any of their respective subsidiaries is a party or of which any property of the Issuers, the Guarantors or any of their respective subsidiaries is the subject which, if determined adversely with respect to the Issuers, the Guarantors or any of their respective subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the knowledge of the Issuers and the Guarantors, and, except as disclosed in the Time of Sale Information and the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(u)                Each of the Issuers, the Guarantors and their respective subsidiaries carry insurance (including, without limitation, self-insurance) in such amounts and covering such risks as in the reasonable determination of the Issuers and the Guarantors is adequate for the conduct of their business and the value of their properties;

(v)                Except as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, there is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Issuers or the Guarantors or any of their respective subsidiaries which is pending or, to the knowledge of the Issuers or the Guarantors, threatened which would, individually or in the aggregate, have a Material Adverse Effect;

(w)               None of the Issuers or the Guarantors are, or after giving effect to the offering and sale of the Securities will be, an “investment company” or any entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(x)                The consolidated financial statements (including the notes thereto), contained in or incorporated by reference into each of the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the respective consolidated financial positions, results of operations and cash flows of the entities to which they relate at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis (except as otherwise noted therein). The selected historical financial data contained in or incorporated by reference into each of the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. The pro forma financial information contained or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus have been prepared in all material respects in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Time of Sale Information and the Prospectus.

(y)                KPMG LLP, who has certified the annual financial statements of the Parent Guarantor and Charter Communications Inc. (“Charter”) included or incorporated by reference in the Time of Sale Information and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board, in reliance upon their reports appearing in such financial statements;

(z)                [Reserved];

(aa)              The Issuers, the Guarantors and their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names and copyrights (collectively, “Intellectual Property”) necessary to conduct the business now or proposed to be operated by each of them as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to own, possess or have the ability to acquire any Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Issuers, the Guarantors or any of their respective subsidiaries has received any notice of infringement of or conflict with (and none actually knows of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which, if any such assertion of infringement or conflict were sustained would, individually or in the aggregate, have a Material Adverse Effect;

(bb)             Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, the Issuers, the Guarantors and their respective subsidiaries have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities (including, without limitation, the FCC), all requirements under the Cable Acts, and all self-regulatory organizations and all courts and other tribunals legally necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Time of Sale Information and the Prospectus, except to the extent that the failure to so obtain, declare or file would not, individually or in the aggregate, have a Material Adverse Effect;

(cc)              The Issuers, the Guarantors and their respective subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns required to be filed as of the date hereof and have paid all taxes required to be paid by them, except where the failure to so file such returns or so pay would not, individually or in the aggregate, have a Material Adverse Effect; and there is no tax deficiency that has been asserted against the Issuers, the Guarantors or any of their respective subsidiaries (other than those for which the amount or validity thereof are currently being challenged in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant entity) that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(dd)             Each of the Issuers, the Guarantors and their respective subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(ee)              Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus: (i) each of the franchises held by, or necessary for any operations of, the Issuers, the Guarantors and their respective subsidiaries that are material to the Issuers, the Guarantors and their respective subsidiaries, taken as a whole, is in full force and effect, with no material restrictions or qualifications; (ii) to the knowledge of the Issuers and the Guarantors, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any such franchises, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which would be reasonably likely to result, individually or in the aggregate, in any other material impairment of the rights of the Issuers, the Guarantors and their respective subsidiaries, as applicable, in such franchises; and (iii) the Issuers have no reason to believe that any franchise that is material to the operation of the Issuers, the Guarantors and their respective subsidiaries will not be renewed;

(ff)                Each of the programming agreements entered into by, or necessary for any operations of, the Issuers or the Guarantors that are material to the Issuers and the Guarantors, taken as a whole, is in full force and effect (or in any cases where the Issuers and the Guarantors and any suppliers of content are operating in the absence of an agreement, such content providers and the Issuers, the Guarantors and/or their respective subsidiaries, as the case may be, provide and receive service in accordance with terms that have been agreed to or consistently acknowledged or accepted by both parties, including, without limitation, situations in which providers or suppliers of content accept regular payment for the provision of such content); and to the knowledge of the Issuers and the Guarantors, no event has occurred (or with notice of lapse of time or both would occur) which would be reasonably likely to result in the early termination or non-renewal of any such programming agreements and which would, individually or in the aggregate, result in a Material Adverse Effect;

(gg)             The Issuers, the Guarantors and their respective subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, for purposes of clauses (i) through (iii) above, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect;

(hh)             None of the Issuers, the Guarantors, Charter or any of their respective subsidiaries and, to the knowledge of the Issuers and the Guarantors, no director, officer, agent, employee or other person associated with or acting on behalf of the Issuers, the Guarantors, Charter or any of their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(ii)                The operations of the Issuers, the Guarantors, Charter and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuers, the Guarantors, Charter or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuers and the Guarantors, threatened;

(jj)                None of the Issuers, the Guarantors, Charter or any of their respective subsidiaries and, to the knowledge of the Issuers and the Guarantors, no director, officer, agent, employee or affiliate of the Issuers, the Guarantors, Charter or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and neither of the Issuers nor the Guarantors will directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(kk)            Immediately after the consummation of this offering (including after giving effect to the execution, delivery and performance of this Agreement, the Indenture and the issuance and sale of the Securities), (i) the fair market value of the assets of each of the Guarantors and the Issuers, each on a consolidated basis with their respective subsidiaries, exceeds and will exceed its liabilities, on a consolidated basis with its subsidiaries; (ii) the present fair saleable value of the assets of each of the Guarantors and the Issuers, each on a consolidated basis with its subsidiaries, exceeds and will exceed its liabilities, on a consolidated basis with its subsidiaries; (iii) each of the Guarantors and the Issuers, each on a consolidated basis with its subsidiaries, is and will be able to pay its debts, on a consolidated basis with its subsidiaries, as such debts respectively mature or otherwise become absolute or due; and (iv) each of the Guarantors and the Issuers, on a consolidated basis with its subsidiaries, does not have and will not have unreasonably small capital with which to conduct its respective operations;

(ll)             The Issuers, the Guarantors and their respective subsidiaries each maintain a system of disclosure controls and procedures to ensure that material information relating to the Issuers, the Guarantors and their respective subsidiaries, is made known to each of them by others within those entities, particularly during the period in which the periodic reports are being prepared;

(mm)        There is, and has been, no failure on the part of the Issuers, the Guarantors or their respective subsidiaries, or any of their directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications;

(nn)          The statistical and market-related data included in the Time of Sale Information and the Prospectus are based on or derived from sources that the Issuers and the Guarantors believe to be reliable and accurate;

(oo)           Each of the material relationships and transactions specified in Item 404 of Regulation S-K required to be described in each of the Registration Statement, the Time of Sale Information and the Prospectus have been so described in each of the Registration Statement, the Time of Sale Information and the Prospectus (exclusive of any amendment or supplement thereto);

(pp)           [Reserved];

(qq)           Each Security Document and the Intercreditor Agreement has been duly authorized by each Guarantor (other than the Parent Guarantor) and duly executed and delivered by such Guarantors (assuming the due authorization, execution and delivery thereof by the other parties thereto), constitutes a valid and legally binding obligation of such Guarantor party thereto in accordance with its terms, enforceable against it in accordance with its terms except that (i) the enforcement thereof may be subject, to (A) bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and (B) general principles of equity, and (ii) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations; and

(rr)             The Collateral Agreement, dated as of May 18, 2016, by and among the Issuers and each Guarantor party thereto (the “Collateral Agreement”), has been duly authorized and creates, in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Securities, a valid and enforceable, and the filing or recording of the appropriate financing statements and similar instruments with the appropriate governmental authorities (and the payment of the appropriate filing fees and any applicable taxes) and the delivery of the applicable documents to the Collateral Agent in accordance with the provisions of the Collateral Agreement, a perfected security interest in all Collateral, superior to and prior to the Liens (as defined in the Prospectus Supplement) of all third persons other than Liens not prohibited by the Indenture.

2.               Purchase and Sale. Subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuers the principal amount of the Securities set forth opposite the name of such Underwriter in Schedule I hereto, (i) in the case of the 2031 Notes, at an aggregate purchase price of 99.366% of the gross proceeds plus accrued and unpaid interest, if any, from April 17, 2020 to the Time of Delivery and (ii) in the case of the 2051 Notes, at an aggregate purchase price of 99.366% of the gross proceeds plus accrued and unpaid interest, if any, from April 17, 2020 to the Time of Delivery.

3.               Representations, Warranties and Covenants of the Underwriters. Upon the authorization by the Issuers of the release of the Securities, the Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus, and each Underwriter, severally and not jointly, hereby represents and warrants to, and agrees with the Issuers that the Underwriters intend to offer for sale to the public, as described in the Pricing Disclosure Package and the Prospectus, their respective portions of the Securities as soon after this Agreement has been executed as the Underwriters, in their sole judgment, have determined is advisable and practicable.

4.               Delivery and Payment.

(a)             The Securities to be purchased by each Underwriter hereunder will be represented by definitive global notes in book-entry form which will be deposited by or on behalf of the Issuers with The Depository Trust Company (“DTC”) or its designated custodian. The Issuers will deliver the Securities to Morgan Stanley & Co. LLC, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same day funds wired in accordance with the written instructions of the Company, by causing DTC to credit the Notes to the account of Morgan Stanley & Co. LLC at DTC. The Issuers will cause the certificates representing the Securities to be made available to Morgan Stanley & Co. LLC for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on April 17, 2020 or such other time and date as Morgan Stanley & Co. LLC and the Issuers may agree upon in writing. Such time and date are herein called the “Time of Delivery.”

(b)             The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including, without limitation, the cross-receipt for the Notes and any additional documents requested by the Underwriters pursuant to Section 8(l) hereof, will be delivered at such time and date at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York 10005 or such other location as the parties mutually agree (the “Closing Location”), and the Notes will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 6:00 p.m., New York City time (or such other time as the parties mutually agree), on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.               Agreements. Each of the Issuers and the Guarantors, jointly and severally, agrees with each of the Underwriters:

(a)             That the Issuers will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the term sheet in the form of Annex B hereto) to the extent required by Rule 433 under the Securities Act, and the Issuers and the Guarantors will file promptly all reports and any definitive proxy or information statements required to be filed by the Issuers and the Guarantors with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Issuers will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Issuers will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Time of Delivery;

(b)             That before finalizing the Prospectus or making or distributing any amendment or supplement to any of the Registration Statement, Time of Sale Information or the Prospectus or filing with the Commission any document that will be incorporated by reference therein, the Issuers will furnish to the Underwriters and counsel for the Underwriters a copy of the proposed Prospectus or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Prospectus, amendment or supplement or file any such document with the Commission to which the Underwriters reasonably object;

(c)             That before making, preparing, using, authorizing, approving or referring to any Issuer Free Writing Prospectus, the Issuers will furnish to the Underwriters and counsel for the Underwriters a copy of such Issuer Free Writing Prospectus for review and will not make, prepare, use, authorize, approve or refer to any such Issuer Free Writing Prospectus to which the Underwriters reasonably object;

(d)             Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Issuers shall not be required to qualify as a foreign corporation or limited liability company, as the case may be, or to file a general consent to service of process in any jurisdiction;

(e)             The Issuers will deliver, without charge, to the Representatives, during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request and each amendment or supplement thereto signed by an authorized officer of each of the Issuers with the independent accountants’ reports in the Prospectus, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional copies thereof in, such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of the Prospectus Delivery Period, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Prospectus, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer;

(f)              That if at any time during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information or Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information or Prospectus to comply with law, the Issuers will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Underwriters such amendments or supplements to any of the Time of Sale Information or Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information or Prospectus as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information or Prospectus will comply with law;

(g)             That during the period beginning from the date hereof and continuing until the Closing Date, not to, and not permit any of their respective subsidiaries or anyone authorized to act on behalf of the Issuers, the Guarantors or their respective affiliates, which it controls, to, without the prior written consent of BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Issuers, the Guarantors or their respective subsidiaries that are substantially similar to the Securities, it being understood that equity securities and securities convertible or exchangeable into equity securities are not “substantially similar” to the Notes;

(h)             That the Issuers and the Guarantors will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Issuers of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Issuers or the Guarantors of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuers and the Guarantors will use their reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof;

(i)              That the Issuers will make generally available to security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Issuers occurring after the “effective date” (as defined in Rule 158) of the Registration Statement;

(j)              That the Issuers will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act;

(k)              Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an “open-end investment company”, “unit investment trust”, “closed-end investment company” or “face-amount certificate company” that is or is required to be registered under Section 8 of the Investment Company Act;

(l)               To use the net proceeds received from the sale of the Securities pursuant to this Agreement in the manner specified in each of the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds” therein;

(m)             Except as otherwise permitted by Regulation M under the Exchange Act, none of the Issuers, the Guarantors nor any of their respective affiliates will take, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Notes;

(n)             The Issuers and the Guarantors (i) shall complete on or prior to the Closing Date all filings and take all other similar actions required in connection with the perfection of first-priority security interests in the Collateral as and to the extent required by the Indenture and the Security Documents and (ii) shall take all actions necessary to maintain such security interests and to perfect first-priority security interests in any Collateral acquired after the Closing Date, in each case as and to the extent required by the Indenture and the Security Documents; and

(o)             The Issuers and the Guarantors acknowledge and agree that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Issuers and the Guarantors with respect to the offering of the Securities contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, each of the Issuers, the Guarantors or any other person. Additionally, none of the Underwriters is advising the Issuers, the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Issuers and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and none of the Underwriters shall have any responsibility or liability to the Issuers or the Guarantors with respect thereto. Any review by any Underwriter of the Issuers, the Guarantors, and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of such Underwriter, as the case may be, and shall not be on behalf of the Issuers, the Guarantors or any other person.

6.               Agreement to Pay Certain Fees.

(a)              Each of the Issuers covenants and agrees with the several Underwriters that the Issuers will pay or cause to be paid the following: (i) the reasonable fees, disbursements and expenses of the Issuers’ counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Preliminary Prospectus, any other Time of Sale Information, any Issuer Free Writing Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing and distributing the Blue Sky and Legal Investment Memoranda; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(d) hereof, including, without limitation, the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Security Documents and the fees and expenses attributable to creating and perfecting the security interest therein (including the reasonable related fees and expenses of counsel for the Underwriters for all periods prior to and after the Closing Date); (vii) all expenses and fees incurred in connection with the approval of the Securities for book-entry transfer by DTC; (viii) the cost of any filings required by Financial Industry Regulatory Authority Inc. and (ix) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6 and Sections 9 and 12 hereof, the Underwriters will pay all their own costs and expenses, including, without limitation, the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make; and

(b)              If (i) this Agreement is terminated pursuant to Section 12, (ii) the Issuers for any reason fail to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Issuers agree to reimburse the Underwriters for all reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

7.               Certain Agreements of the Underwriters. Each Underwriter severally agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Issuers and not incorporated by reference into the Registration Statement and any press release issued by the Issuers) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 1(b) or Section 5 above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”). Notwithstanding the foregoing, the Underwriters may use term sheets substantially in the form of Annex B hereto without the consent of the Issuers.

8.               Conditions to the Obligations of the Underwriters. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Issuers and the Guarantors herein are, at and as of the date hereof and the Time of Delivery, true and correct, the condition that the Issuers and the Guarantors shall have performed all their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)             The Underwriters shall have received from Cahill Gordon & Reindel llp, counsel for the Underwriters, such opinion or opinions, dated the Time of Delivery and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the issuance of the Guarantees and the Indenture and other related matters as the Underwriters may reasonably require, and the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters;

(b)             Kirkland & Ellis LLP, counsel for the Issuers, shall have furnished to you their (i) written opinion, dated the Time of Delivery, substantially in the form of Annex C hereto and (ii) negative assurance letter, dated the Time of Delivery, in form and substance reasonably satisfactory to you;

(c)              Davis Wright Tremaine LLP, special regulatory counsel to the Issuers, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form of Annex D hereto;

(d)             [Reserved];

(e)              On the date of the Time of Sale Information and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you;

(f)              (i) None of the Issuers, the Guarantors or any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus, and (ii) since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Information and the Prospectus (for clarification purposes, this excludes any amendment or supplement to the each of the Registration Statement, the Time of Sale Information and the Prospectus on or after the date of this Agreement) there shall not have been any change in the capital stock, limited liability company interests, partnership interests or long-term debt of the Issuers or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ or members’ equity, or results of operations of the Issuers and their respective subsidiaries, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the sale or delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Time of Sale Information and the Prospectus;

(g)             Subsequent to the earlier of the Time of Sale and the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Issuers, the Guarantors or any of their respective subsidiaries by any “nationally recognized statistical rating organization” registered under Section 15E of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Issuers, the Guarantors or any of their respective subsidiaries (other than an announcement with positive implications of a possible upgrading);

(h)             The Underwriters shall have received counterparts of the Indenture that shall have been executed and delivered by a duly authorized officer(s) of each of the Issuers and the Guarantors;

(i)              The Securities shall be eligible for clearance and settlement through DTC;

(j)              At the Time of Delivery, the Underwriters shall have received a written certificate executed by an executive officer of the Issuers, dated as of the Time of Delivery, certifying to the matters set forth in subsections (f) and (g) of this Section 8 and as to such other matters as you may reasonably request, and further to the effect that:

(i)                       the representations, warranties and covenants of the Issuers and the Guarantors set forth herein were true and correct as of the date hereof and are true and correct as of the Time of Delivery with the same force and effect as though expressly made on and as of the Time of Delivery;

(ii)                      the Registration Statement has become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement is in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act is pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus has been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information have been complied with; and

(iii)                     each of the Issuers and the Guarantors have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Delivery.

(k)                The Registration Statement shall have become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives; and

(l)                 On or before the Time of Delivery, the Underwriters and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

9.                  Indemnification and Contribution.

(a)                Indemnification of the Underwriters. The Issuers and the Guarantors jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates, agents, employees, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus, the Investor Presentation or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC expressly for use therein;

(b)                Indemnification of the Issuers and the Guarantors. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each Issuer, the Guarantors, each of their respective affiliates, officers, directors, employees, members, managers and agents, and each person, if any, who controls an Issuer or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Issuers in writing by such Underwriter through BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC expressly for use in the Registration Statement, the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: in the Preliminary Prospectus and the Prospectus the fourth sentence of the second paragraph, the third paragraph, the second sentence of the fourth paragraph and the first through fifth sentences of the sixth paragraph under the heading “Underwriting;”

(c)                Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person of the commencement thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it which if raised in a proceeding involving both parties would be inappropriate under applicable legal or ethical standards due to actual or potential differing interests between it and the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate under applicable legal or ethical standards due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, officers, directors, employees and any control persons of such Underwriter shall be designated in writing by BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC and any such separate firm for the Issuers, the Guarantors and any of their respective affiliates, officers, directors, employees, members, managers and agents and any control persons of the Issuers and the Guarantors, as applicable, shall be designated in writing by the Issuers. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, not subject to further appeal, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability provided for in such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person (which shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such Indemnified Person;

(d)                Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuers and the Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the total discounts and commissions received by the Underwriters in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuers and the Guarantors, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Guarantors on the one hand or by the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission;

(e)                Limitation on Liability. The Issuers, the Guarantors and the Underwriters each agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint; and

(f)                 Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

10.               Default by an Underwriter.

(a)                If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Issuers that you have so arranged for the purchase of such Securities, or the Issuers notify you that they have so arranged for the purchase of such Securities, you or the Issuers shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Time of Sale Information, the Prospectus, or in any other documents or arrangements, and the Issuers agree to prepare promptly any amendments to the Registration Statement, the Time of Sale Information or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Securities;

(b)                If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default; and

(c)               If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Issuers as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Issuers or the Guarantors, except for the expenses to be borne by the Issuers, the Guarantors and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.               Representations and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Guarantors and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, its affiliates, agents, employees, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or the Issuers, the Guarantors, or any of their respective affiliates, officers, directors, employees, members, managers and agents, and each person, if any, who controls an Issuer or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive delivery of and payment for the Securities or the termination of this Agreement.

12.               Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Issuers, if after the execution and delivery of this Agreement and on or prior to the Time of Delivery (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange; (ii) trading of any securities issued or guaranteed by the Issuers, the Guarantors or Charter shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Securities on the terms and in the manner contemplated by this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus; or (v) there shall have occurred any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed.

13.               Reliance and Notices. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by BofA Securities, Inc., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC on behalf of you as Underwriters.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters (or any of them) shall be delivered or sent by mail or facsimile transmission to you as Underwriters (or an Underwriter) to BofA Securities, Inc. at 50 Rockefeller Plaza, NY 1-050-12-01, New York, New York 10020, Attention: High Grade Debt Capital Markets Transaction Management/Legal, facsimile 1-212-901-7881, J.P. Morgan Securities LLC at 383 Madison Avenue, New York, New York 10179, Attention: Investment Grade Syndicate Desk, facsimile number 1-212-834-6081 and Morgan Stanley & Co. LLC at 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Investment Banking Division, facsimile number 1-212-507-8999, and if to the Issuers shall be delivered or sent by mail or facsimile transmission to the address of the Issuers set forth in the Prospectus, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14.               Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Issuers, the Guarantors and, to the extent provided in Sections 9 and 11 hereof, the respective affiliates, officers, directors, employees, members, managers and agents of the Issuers and the Guarantors and the affiliates, agents, employees, directors and officers of the Underwriters and each person who controls the Issuers or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.               Timeliness. Time shall be of the essence in this Agreement.

16.               Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by such Representative shall be binding upon the Underwriters.

17.               Applicable Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.               Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

19.               Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

20.               Recognition of the U.S. Special Resolution Regimes.

(a)                In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)                In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)                For purposes of this Section 20, (i) the term “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (ii) “Covered Entity” means any of the following: (x) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (y) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b), or a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (iv) “U.S. Special Resolution Regime” means each of (x) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (y) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CHARTER COMMUNICATIONS OPERATING, LLC, as an Issuer

By:	/s/ Charles Fisher
	Name:	Charles Fisher
	Title:	Senior Vice President, Corporate Finance

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.,
as an Issuer

By:	/s/ Charles Fisher
	Name:	Charles Fisher
	Title:	Senior Vice President, Corporate Finance

CCO HOLDINGS, LLC,
as a Guarantor

By:	/s/ Charles Fisher
	Name:	Charles Fisher
	Title:	Senior Vice President, Corporate Finance

THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE II HERETO,
as Guarantors

By:	/s/ Charles Fisher
	Name:	Charles Fisher
	Title:	Senior Vice President, Corporate Finance

[Charter - Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Acting severally on behalf of itself and the
several Underwriters named in Schedule I hereto.

BofA Securities, Inc.

By:	/s/ Keith Harman
	Name:	Keith Harman
	Title:	Managing Director

[Charter - Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Acting severally on behalf of itself and the
several Underwriters named in Schedule I hereto.

J.P. Morgan Securities LLC

By:	/s/ Som Bhattacharyya
	Name:	Som Bhattacharyya
	Title:	Executive Director

[Charter - Signature Page to Underwriting Agreement]

Accepted as of the date hereof

Acting severally on behalf of itself and the
several Underwriters named in Schedule I hereto.

Morgan Stanley & Co. LLC

By:	/s/ Ian Drewe
	Name:	Ian Drewe
	Title:	Executive Director

[Charter - Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriters	Aggregate Principal Amount of 2031 Notes to be Purchased	Aggregate Principal Amount of 2051 Notes to be Purchased
BofA Securities, Inc.	$160,000,000.00	$140,000,000.00
J.P. Morgan Securities LLC	$160,000,000.00	$140,000,000.00
Morgan Stanley & Co. LLC	$160,000,000.00	$140,000,000.00
Deutsche Bank Securities Inc.	$88,000,000.00	$77,000,000.00
Citigroup Global Markets Inc.	$88,000,000.00	$77,000,000.00
Credit Suisse Securities (USA) LLC	$80,000,000.00	$70,000,000.00
Goldman Sachs & Co. LLC	$80,000,000.00	$70,000,000.00
Mizuho Securities USA LLC	$80,000,000.00	$70,000,000.00
MUFG Securities Americas Inc.	$80,000,000.00	$70,000,000.00
RBC Capital Markets, LLC	$80,000,000.00	$70,000,000.00
TD Securities (USA) LLC	$80,000,000.00	$70,000,000.00
Wells Fargo Securities, LLC	$80,000,000.00	$70,000,000.00
Barclays Capital Inc.	$48,000,000.00	$42,000,000.00
BNP Paribas Securities Corp.	$48,000,000.00	$42,000,000.00
Scotia Capital (USA) Inc.	$48,000,000.00	$42,000,000.00
SMBC Nikko Securities America, Inc.	$48,000,000.00	$42,000,000.00
SunTrust Robinson Humphrey, Inc.	$48,000,000.00	$42,000,000.00
Credit Agricole Securities (USA) Inc.	$32,000,000.00	$28,000,000.00
U.S. Bancorp Investments, Inc.	$32,000,000.00	$28,000,000.00
LionTree Advisors LLC	$16,000,000.00	$14,000,000.00
Academy Securities, Inc.	$16,000,000.00	$14,000,000.00
Loop Capital Markets LLC	$16,000,000.00	$14,000,000.00
MFR Securities, Inc.	$16,000,000.00	$14,000,000.00
Samuel A. Ramirez & Company, Inc.	$16,000,000.00	$14,000,000.00
Total	$1,600,000,000	$1,400,000,000

Schedule I-1

SCHEDULE II

SUBSIDIARY GUARANTORS

Bresnan Broadband Holdings, LLC

Bresnan Broadband of Colorado, LLC

Bresnan Broadband of Montana, LLC

Bresnan Broadband of Utah, LLC

Bresnan Broadband of Wyoming, LLC

Bresnan Digital Services, LLC

Bright House Networks Information Services (Alabama), LLC

Bright House Networks Information Services (California), LLC

Bright House Networks Information Services (Florida), LLC

Bright House Networks Information Services (Indiana), LLC

Bright House Networks Information Services (Michigan), LLC

CC Fiberlink, LLC

CC VI Fiberlink, LLC

CC VII Fiberlink, LLC

CCO Fiberlink, LLC

CCO NR Holdings, LLC

Charter Advanced Services (MO), LLC

Charter Communications VI, L.L.C.

Charter Communications, LLC

Charter Distribution, LLC

Charter Fiberlink – Alabama, LLC

Charter Fiberlink – Georgia, LLC

Charter Fiberlink – Illinois, LLC

Charter Fiberlink – Maryland II, LLC

Charter Fiberlink – Michigan, LLC

Charter Fiberlink – Missouri, LLC

Charter Fiberlink – Nebraska, LLC

Charter Fiberlink – Tennessee, LLC

Charter Fiberlink CA-CCO, LLC

Charter Fiberlink CC VIII, LLC

Charter Fiberlink CCO, LLC

Charter Fiberlink CT-CCO, LLC

Charter Fiberlink LA-CCO, LLC

Charter Fiberlink MA-CCO, LLC

Charter Fiberlink MS-CCVI, LLC

Charter Fiberlink NC-CCO, LLC

Charter Fiberlink NH-CCO, LLC

Charter Fiberlink NV-CCVII, LLC

Charter Fiberlink NY-CCO, LLC

Charter Fiberlink OR-CCVII, LLC

Charter Fiberlink SC-CCO, LLC

Charter Fiberlink TX-CCO, LLC

Charter Fiberlink VA-CCO, LLC

Charter Fiberlink VT-CCO, LLC

Charter Fiberlink WA-CCVII, LLC

Charter Leasing Holding Company, LLC

Schedule II-1

Charter Procurement Leasing, LLC

DukeNet Communications, LLC

Marcus Cable Associates, L.L.C.

Spectrum Advanced Services, LLC

Spectrum Gulf Coast, LLC

Spectrum Mid-America, LLC

Spectrum Mobile, LLC

Spectrum Mobile Equipment, LLC

Spectrum New York Metro, LLC

Spectrum NLP, LLC

Spectrum Northeast, LLC

Spectrum Oceanic, LLC

Spectrum Originals, LLC

Spectrum Originals Development, LLC

Spectrum Pacific West, LLC

Spectrum Reach, LLC

Spectrum RSN, LLC

Spectrum Security, LLC

Spectrum Southeast, LLC

Spectrum Sunshine State, LLC

Spectrum TV Essentials, LLC

Spectrum Wireless Holdings, LLC

TC Technology LLC

Time Warner Cable Business LLC

Time Warner Cable Enterprises LLC

Time Warner Cable Information Services (Alabama), LLC

Time Warner Cable Information Services (Arizona), LLC

Time Warner Cable Information Services (California), LLC

Time Warner Cable Information Services (Colorado), LLC

Time Warner Cable Information Services (Hawaii), LLC

Time Warner Cable Information Services (Idaho), LLC

Time Warner Cable Information Services (Illinois), LLC

Time Warner Cable Information Services (Indiana), LLC

Time Warner Cable Information Services (Kansas), LLC

Time Warner Cable Information Services (Kentucky), LLC

Time Warner Cable Information Services (Maine), LLC

Time Warner Cable Information Services (Massachusetts), LLC

Time Warner Cable Information Services (Michigan), LLC

Time Warner Cable Information Services (Missouri), LLC

Time Warner Cable Information Services (Nebraska), LLC

Time Warner Cable Information Services (New Hampshire), LLC

Time Warner Cable Information Services (New Jersey), LLC

Time Warner Cable Information Services (New Mexico), LLC

Time Warner Cable Information Services (New York), LLC

Time Warner Cable Information Services (North Carolina), LLC

Time Warner Cable Information Services (Ohio), LLC

Time Warner Cable Information Services (Pennsylvania), LLC

Time Warner Cable Information Services (South Carolina), LLC

Time Warner Cable Information Services (Tennessee), LLC

Time Warner Cable Information Services (Texas), LLC

Time Warner Cable Information Services (Virginia), LLC

Schedule II-2

Time Warner Cable Information Services (Washington), LLC

Time Warner Cable Information Services (West Virginia), LLC

Time Warner Cable Information Services (Wisconsin), LLC

Time Warner Cable, LLC

TWC Administration LLC

TWC Communications, LLC

TWC SEE Holdco LLC

TWCIS Holdco LLC

Schedule II-3

Annex A

A.	Free Writing Prospectus containing the Terms of the Securities substantially in the form of Annex B.

Annex A-1

Annex b

Issuer Free Writing Prospectus filed pursuant to Rule 433

supplementing the Preliminary Prospectus Supplement dated

April 14, 2020 and the Prospectus dated December 22, 2017

Registration No. 333-222241-213

Charter Communications Operating, LLC

Charter Communications Operating Capital Corp.

$1,600,000,000 2.800% Senior Secured Notes due 2031 (the “2031 Notes”)

$1,400,000,000 3.700% Senior Secured Notes due 2051 (the “2051 Notes”)

April 14, 2020

Pricing Term Sheet dated April 14, 2020

to the
Preliminary Prospectus Supplement dated April 14, 2020

(the “Preliminary Prospectus Supplement”)
of Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.

(the “Issuers”)

This Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Prospectus Supplement.

The information in this Pricing Term Sheet supplements the Preliminary Prospectus Supplement and supersedes the information in the Preliminary Prospectus Supplement to the extent inconsistent with the information in the Preliminary Prospectus Supplement.

Terms Applicable to the 2031 Notes

Issuers:	Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.
Principal Amount:	$1,600,000,000
Title of Securities:	2.800% Senior Secured Notes due 2031
Final Maturity Date:	April 1, 2031
Coupon:	2.800%
Benchmark Treasury:	1.500% due February 15, 2030
Benchmark Treasury Price and Yield:	107-04; 0.747%
Spread to Benchmark Treasury:	+210 basis points

Annex B-1

This Pricing Term Sheet is qualified in its entirety by reference to the
Preliminary Prospectus Supplement.

Yield to Maturity:	2.847%
Issue Price:	99.561%, plus accrued and unpaid interest, if any, from April 17, 2020
Interest Payment Dates:	April 1 and October 1
Record Dates:	March 15 and September 15
First Interest Payment Date:	October 1, 2020
CUSIP Number:	161175 BU7
ISIN Number:	US161175BU77
Optional Redemption:

Prior to the Par Call Date (as defined below), the 2031 Notes will be redeemable, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 10 days’ but not more than 30 days’ prior notice to each Holder of the 2031 Notes to be redeemed, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium (as defined below) plus accrued but unpaid interest to but excluding the redemption date (subject to the rights of Holders of the 2031 Notes on a record date to receive the related interest payment on the related interest payment date).

“Applicable Premium” means with respect to a Note the greater of (A) 1.0% of the principal amount of such Note and (B) on any redemption date, the excess (to the extent positive) of:

(a) the present value at such redemption date of (i) 100% of the principal amount of such Note on the Par Call Date, plus (ii) all required interest payments due on such Note to and including the Par Call Date (excluding accrued but unpaid interest to the redemption date), computed upon the redemption date using a discount rate equal to the Applicable Treasury Rate at such redemption date plus 35 basis points; over

(b) the outstanding principal amount of such Note; in each case, as calculated by the Issuers or on behalf of the Issuers by such Person as the Issuers shall designate.

“Par Call Date” means January 1, 2031.

On or after the Par Call Date, the Issuers may redeem the 2031 Notes, in whole or in part, at the Issuers’ option, on at least 10 days’ but not more than 30 days’ prior notice to the registered holders thereof at a redemption price equal to 100% of the principal amount of such 2031 Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of the 2031 Notes on a record date to receive the related interest payment on the related interest payment date).

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Terms Applicable to the 2051 Notes

Issuers:	Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.
Principal Amount:	$1,400,000,000
Title of Securities:	3.700% Senior Secured Notes due 2051
Final Maturity Date:	April 1, 2051
Coupon:	3.700%
Benchmark Treasury:	2.375% due November 15, 2049
Benchmark Treasury Price and Yield:	123-24; 1.393%
Spread to Benchmark Treasury:	+235 basis points
Yield to Maturity:	3.743%
Issue Price:	99.217%, plus accrued and unpaid interest, if any, from April 17, 2020
Interest Payment Dates:	April 1 and October 1
Record Dates:	March 15 and September 15
First Interest Payment Date:	October 1, 2020
CUSIP Number:	161175 BV5
ISIN Number:	US161175BV50
Optional Redemption:

Prior to the Par Call Date (as defined below), the 2051 Notes will be redeemable, in whole or in part, at the Issuers’ option, at any time or from time to time, on at least 10 days’ but not more than 30 days’ prior notice to each Holder of the 2051 Notes to be redeemed, at a redemption price equal to 100% of the principal amount thereof plus the Applicable Premium (as defined below) plus accrued but unpaid interest to but excluding the redemption date (subject to the rights of Holders of the 2051 Notes on a record date to receive the related interest payment on the related interest payment date).

“Applicable Premium” means with respect to a Note the greater of (A) 1.0% of the principal amount of such Note and (B) on any redemption date, the excess (to the extent positive) of:

(a) the present value at such redemption date of (i) 100% of the principal amount of such Note on the Par Call Date, plus (ii) all required interest payments due on such Note to and including the Par Call Date (excluding accrued but unpaid interest to the redemption date), computed upon the redemption date using a discount rate equal to the Applicable Treasury Rate at such redemption date plus 40 basis points; over

Annex B-3

(b) the outstanding principal amount of such Note; in each case, as calculated by the Issuers or on behalf of the Issuers by such Person as the Issuers shall designate.

“Par Call Date” means October 1, 2050.

On or after the Par Call Date, the Issuers may redeem the 2051 Notes, in whole or in part, at the Issuers’ option, on at least 10 days’ but not more than 30 days’ prior notice to the registered holders thereof at a redemption price equal to 100% of the principal amount of such 2051 Notes to be redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but not including, the redemption date (subject to the rights of Holders of the 2051 Notes on a record date to receive the related interest payment on the related interest payment date).

Terms Applicable to Each Series of Notes

Use of Proceeds:	The Issuers intend to use the net proceeds from this offering to pay related fees and expenses and for general corporate purposes.

Joint Book-Running Managers:

BofA Securities, Inc.

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

Deutsche Bank Securities Inc.

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

MUFG Securities Americas Inc.

RBC Capital Markets, LLC

TD Securities (USA) LLC

Wells Fargo Securities, LLC

Co-Managers:

Barclays Capital Inc.

BNP Paribas Securities Corp.

Scotia Capital (USA) Inc.

SMBC Nikko Securities America, Inc.

SunTrust Robinson Humphrey, Inc.

Credit Agricole Securities (USA) Inc.

U.S. Bancorp Investments, Inc.

LionTree Advisors LLC

Academy Securities, Inc.

Loop Capital Markets LLC

MFR Securities, Inc.

Samuel A. Ramirez & Company, Inc.

Trade Date:	April 14, 2020

Settlement Date:	April 17, 2020 (T+3) We expect that delivery of the 2031 Notes and 2051 Notes (together, the “Notes”) will be made to investors on or about April 17, 2020, which will be the third business day following the date of this Pricing Term Sheet (such settlement cycle being herein referred to as “T+3”). Under Rule 15c6-1 under the Exchange Act, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date that is two business days preceding the settlement date will be required, by virtue of the fact that the Notes initially will settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes hereunder during such period should consult their advisors.

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Distribution:	SEC Registered (Registration No. 333-222241-213)

The Issuers and the guarantors have filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the Issuers and the guarantors have filed with the SEC for more complete information about the Issuers, the guarantors and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and accompanying prospectus may be obtained by contacting BofA Securities, Inc., Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001Telephone: (800) 294-1322 ; E-mail: dg.prospectus_requests@bofa.com, J.P. Morgan Securities LLC, Attn: Investment Grade Syndicate Desk, 383 Madison Avenue, New York, NY 10179; Telephone: (212) 834-4533, or Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Telephone: (866) 718-1649, E-mail: prospectus@morganstanley.com.

Annex B-5